Financial instruments and financial risk management (Detail Textuals) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016
Disclosure of detailed information about financial instruments [abstract]
Percentage of appreciation in Canadian dollar exchange rate against US dollar	10.00%	10.00%
Percentage of appreciation in US dollar exchange rate against Peruvian Nuevo Soles and Mexican Peso	10.00%	10.00%
Net loss	$ 4,118	$ 2,500